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                                                                    EXHIBIT 10.7

                              AMENDMENT NO. 1 TO
                  EMPLOYMENT AND STOCK COMPENSATION AGREEMENT


     This Amendment No. 1 to Employment and Stock Compensation Agreement (the "Amendment"), effective as of May 21, 1997, is entered into by and among Friede Goldman International Inc., a Delaware corporation (the "Company"), HAM Marine, Inc., a Mississippi corporation ("HAM Marine"), and John F. Alford ("Alford").

     WHEREAS, the Company, HAM Marine and Alford entered into an Employment and Stock Compensation Agreement dated May 21, 1997, (the "Agreement"); and

     WHEREAS, the Company, HAM Marine and Alford desire to amend certain provisions of the Agreement.

     Therefore, in consideration of the mutual promises, terms, covenants and conditions set forth herein and in the Agreement, and the performance of each, it is hereby agreed as follows:

     1. Section 3.5 Piggyback Registration Rights of the Agreement is hereby deleted in its entirety.

     2. Defined terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

     IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be executed as of the day and year first written above.

                                 FRIEDE GOLDMAN INTERNATIONAL INC.



                                 By:___________________________________
                                    Name:
                                    Title:

                                 HAM MARINE, INC.



                                 By:___________________________________
                                 Name:
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                                 Title:

                                 EMPLOYEE:



                                 ______________________________________
                                 John F. Alford